MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                July 31, 1999

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1999

DEAR SHAREHOLDER

The Municipal Market Environment

During the three months ended July 31, 1999, long-term bond yields continued to rise. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last three months, yields on long-term US Treasury securities increased approximately 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the last three months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose over 35 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was issued by US municipalities. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82% - 85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and that a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the quarter ended July 31, 1999, we maintained a lower duration than Merrill Lynch Municipal Intermediate Term Fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index. We believe this strategy was appropriate given the interest rate volatility in the intermediate-term sector of the municipal bond market. Additional factors, such as a strong economy and employment cost pressures, gave rise to expectations that interest rates would be increasing. We sought to enhance total return through income-producing high-coupon bonds, and also concentrated on increasing our holdings of AAA-rated issues given the narrow yield spread to lower-rated issues. As a short-term precaution, we also increased the Fund's cash reserves somewhat in anticipation of re-entering the market at higher interest rates.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Municipal Intermediate Term Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

September 3, 1999


                                     2 & 3

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                       Ten Years/      Standardized
                                                         12 Month        3 Month     Since Inception   30-Day Yield
                                                       Total Return   Total Return    Total Return     As of 7/31/99
====================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares        +2.14%        -2.06%           +81.86%          4.04%
--------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares        +1.72         -2.14            +76.15           3.77
--------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares        +1.80         -2.14            +28.53           3.75
--------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares        +2.03         -2.09            +29.91           3.94
====================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are for the ten years ended 7/31/99 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Average Annual Total Return

                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                +1.77%            +0.76%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.41             +5.20
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                           +6.24             +6.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                 % Return          % Return
                                               Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                +1.35%            +0.40%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.06             +5.06
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                           +5.90             +5.90
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                 % Return          % Return
                                               Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                +1.44%            +0.48%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99              +5.38             +5.38
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without    % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                                +1.67%            +0.65%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99              +5.62             +5.39
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                     4 & 5

                   Merrill Lynch Municipal Intermediate Term Fund, July 31, 1999

PORTFOLIO COMPOSITION

For the Quarter Ended July 31, 1999

Top Ten States*

Washington .........................................................      14.99%
New York ...........................................................       8.87
California .........................................................       8.04
Florida ............................................................       6.76
New Jersey .........................................................       5.80
Ohio ...............................................................       5.73
Illinois ...........................................................       5.33
Massachusetts ......................................................       4.12
Colorado ...........................................................       4.06
Pennsylvania .......................................................       3.91
                                                                         ------
Total Top Ten ......................................................      67.61
Total Others .......................................................      32.39
                                                                         ------
Total Portfolio ....................................................     100.00%
                                                                         ======

Net assets as of July 31, 1999 were $173,237,806.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart depicting portfolio composition according to ratings for the quarter ended July 31, 1999.

AAA/Aaa--54%
AA/Aa--26%
A/A--6%
BBB/Baa--3%
NR+--1%
Other++--10%

*     Based on total market value of the portfolio as of July 31, 1999.
+     Not Rated.
++    Temporary investments in short-term municipal securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                        #10437 -- 7/99

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